SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 6, 2001


                          Natural Solutions Corporation
             (Exact name of registrant as specified in its charter)


          Nevada                         000-28155                88-0367024
----------------------------      ----------------------     -------------------
(State or other jurisdiction      Commission File Number        (IRS Employer
     of incorporation)                                       Identification No.)



100 Volvo Parkway, Suite 200, Chesapeake, Virginia                   23320
--------------------------------------------------                 ----------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (757) 548-4242

Securities registered under Section 12(b) of the Exchange Act:

Title of each class                    Name of each exchange on which registered

      None
-------------------                    -----------------------------------------

Copies of Communications Sent to:

                                   Williams Mullen Clark & Dobbins
                                   One Columbus Center, Suite 900
                                   Virginia Beach, Virginia 23462-6762
                                   Tel: (757) 473-5308   Fax: (757) 473-0395

ITEM 5.      Other Events
             ------------

Natural Solutions Corporation entered into an exclusive supply agreement ("Agreement") on May 4, 2001 that is dated as of April 6, 2001 with Penford Products Company who will provide a series of products from their Cedar Rapids, Iowa production facility. The Company amended this Agreement in a Product Specification Addendum on May 4, 2001 that is dated as of April 23, 2001. The products covered by the Agreement and Addendum will be purchased by Natural Solutions Corporation for inclusion in the Company's anti-icing, deicing, dust suppression, and soil stabilization product lines.


ITEM 7.      Exhibits.
             ---------

Exhibit No.       Description

10.31             Supply Agreement with Penford Products Company

10.32             Product Specification Addendum

Certain portions of Exhibits 10.31 and 10.32, indicated in the text by [*], have been omitted based upon a request for confidential treatment filed with the Securities and Exchange Commission ("SEC"). The non-public information has been filed separately with the SEC in connection with that request.




SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      Natural Solutions Corporation (Registrant)

Date: May 11, 2001                    By:  /s/ Jimmy W. Foshee
                                         ---------------------------------------
                                           President

                                      By:  /s/ Michael D. Klansek
                                         ---------------------------------------
                                           Treasurer and Chief Financial Officer